UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 28, 2006
__________________________

INTEGRATED HEALTHCARE HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Nevada	0-23511	87-0412182
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 North Tustin Avenue
Santa Ana, California 92705
(Address of Principal Executive Offices) (Zip Code)

(714) 953-3503
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Results of Operations and Financial Condition.

On March 28, 2006, the Audit Committee of the Board of Directors of Integrated Healthcare Holdings, Inc. (the “Company”) determined that it was necessary to restate our unaudited condensed consolidated financial statements [and other financial information] at and for the quarters ended March 31, June 30, and September 30, 2005. The restatement relates to the correction of our accounting treatment in two primary areas, discussed further below under Item 4.02, which discussion is incorporated by reference herein.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 28, 2006, the Audit Committee of our Board of Directors determined that it was necessary to restate our unaudited condensed consolidated financial statements and other financial information at and for the quarters ended March 31, June 30, and September 30, 2005. The restatement relates to the following correction of errors:

1. The Company revised its calculation of Warrant expense incurred during the three months ended March 31, 2005. The total adjustment required to increase the Warrant expense to its proper balance was $780,827 pre-tax for such period. This adjustment was necessary because the Company recognized the Warrant expense as a nonrecurring settlement charge during the three months ended March 31, 2005 using a probability analysis to estimate the maximum number of warrants exercisable at the date of issuance of 43,254,715 shares. The correct accounting treatment is to reflect Warrant expense as a one-time charge estimated at the time the Warrants were granted.

2. The Company revised its provision for income taxes due to an error in the calculation of the taxable gain on the sale of real property to Pacific Coast Holdings Investment, LLC. The total adjustment required to reduce the provision for income taxes was $528,000 for the three months ended March 31, 2005, $496,000 for the three months ended June 30, 2005, $799,000 for the three months ended September 30, 2005 and $1,823,000 for the nine months ended September 30, 2005.

As a result, the Company’s previously issued unaudited condensed consolidated financial statements and other related financial information at and for each of these periods should no longer be relied upon. We will include the restated financial information at and for each of the periods being restated in amendments to our quarterly reports on Form 10-Q for each of these periods, which we expect to file within a few days of this Report. We will also file amendments to our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and our Form 8-K/A filed on June 8, 2005.

The determination to restate the Company’s financial statements for these periods was reached following management’s review of comments made by the Staff of the U.S. Securities and Exchange Commission pertaining to the Company’s periodic reports for these periods. Our Chief Financial Officer (CFO) and other authorized officers of the Company have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s Audit Committee and senior management at Ramirez International, our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED HEALTHCARE HOLDINGS, INC.

Date: April 3, 2006	By:	/s/ Steven R. Blake
Steven R. Blake
Chief Financial Officer